UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 1, 2005
Date of Report (Date of earliest event reported)
Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	333-104897 (Commission file number)	23-2934601 (I.R.S. Employer Identification No.)
10 North Highway 31, Pennington, New Jersey, 08534
(Address of principal executive offices)
(609) 737-0426
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
SIGNATURES
AUDITED CONSOLIDATED BALANCE SHEETS AS OF DEC 31, 2004 & 2003 & THE CONSOLIDATED STMTS OF INCOME, STMTS OF COMPREHENSIVE INCOME, STMTS OF STOCKHOLDERS EQUITY & STMTS OF CASH FLOWS OF FINANCIAL PACIFIC
UNAUDITED INTERIM CONSOLIDATED BALANCE SHEET AS OF SEP 30, 2005 STATEMENT OF INCOME & STATEMENT OF CASH FLOWS FOR FINANCIAL PACIFIC INSURANCE GROUP, INC. FOR THE PERIOD ENDED SEP 30, 2005 AND 2004
UNAUDITED PRO FORMA COMBINED BALANCE SHEET AT SEPTEMBER 30, 2005 AND STATEMENT OF EARNINGS OF THE REGISTRANT FOR THE PERIODS ENDED DECEMBER 31, 2004 AND SEPTEMBER 30, 2005

ITEM 2.01 COMPLETION OF ACQUISITION.
On October 3, 2005, Mercer Insurance Group, Inc.(the “Company”) issued a press release stating that it had consummated its acquisition of Financial Pacific Insurance Group, Inc (“FPIG”).
On April 29, 2005, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with FPIG Acquisition, Inc., a Delaware corporation wholly-owned by the Company, and FPIG, a Delaware corporation. Under the terms of the Agreement, the Company acquired FPIG through a merger whereby FPIG Acquisition, Inc. merged with and into FPIG with FPIG as the surviving entity operating under the Certificate of Incorporation and Bylaws of FPIG Acquisition, Inc. (the “Merger”).
As described in the Agreement, (i) each share of FPIG common stock and FPIG preferred stock issued and outstanding immediately prior to the effective time of the Merger was converted into a right to receive $4,982 in cash in accordance with Section 2.5(b) of the Agreement, and (ii) each Right, as defined in Section 1.2 of the Agreement, issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive the product of the number of shares of FPIG common stock that would have been acquired upon the exercise of the Right multiplied by the difference between the cash consideration described in Section 2.5(b) of the Agreement and the exercise price per share of FPIG common stock pursuant to the Right.
The Company previously filed a copy of the Agreement under cover of a Form 8-K on May 3, 2005. The Agreement is incorporated herein by reference.
This current report on Form 8-K/A amends the Registrant’s Form 8-K dated October 4, 2005 by furnishing the financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheets as of December 31, 2004 and 2003 and the consolidated statements of income, statements of comprehensive income, statements of stockholders equity and statements of cash flows of FPIG for the years ended December 31, 2004, 2003 and 2002 are filed herewith as Exhibit 99.1. The unaudited interim consolidated balance sheet for FPIG as of September 30 , 2005, and the unaudited interim consolidated statements of income and statements of cash flows for the nine months ended September 30, 2005 and 2004 are filed herewith as Exhibit 99.2. The financial statements of FPIG filed herewith as Exhibits 99.1 and 99.2 were prepared by the management of FPIG for the indicated pre-acquisition periods.
(b) Pro Forma Financial Information.
The unaudited pro forma combined balance sheet of the Registrant as of September 30, 2005, and the unaudited pro forma combined statements of earnings of the Registrant for the nine months ended September 30, 2005 and the year ended December 31, 2004 are furnished herewith as Exhibit 99.3.

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(c) Exhibits. The following exhibits are attached herewith:
EXHIBIT INDEX

99.1	The audited consolidated balance sheets as of December 31, 2004 and 2003 and the consolidated statements of income, statements of comprehensive income, statements of stockholders equity and statements of cash flows of Financial Pacific Insurance Group, Inc. for the years ended December 31, 2004, 2003 and 2002

99.2	The unaudited interim consolidated balance sheet for Financial Pacific Insurance Group, Inc. as of September 30 , 2005, the unaudited interim consolidated statements of income for the nine months ended September 30, 2005 and 2004, and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2005 and 2004

99.3	The unaudited pro forma combined balance sheet of the Registrant as of September 30, 2005, and the unaudited pro forma combined statements of earnings of the Registrant for the nine months ended September 30, 2005 and the year ended December 31, 2004

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercer Insurance Group, Inc.
DATED: December 16, 2005	By:	/s/ David B. Merclean
David B. Merclean
Senior Vice President of Finance and Chief Financial Officer

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